Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2019

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of July 29, 2019, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Second-Quarter 2019 Supplemental Financial Data

CINF Second-Quarter 2019 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,678	$—	$—	$—	$2,678
Life	—	—	169	—	—	169
Premiums ceded	—	(94)	(36)	—	—	(130)
Total earned premium	—	2,584	133	—	—	2,717
Investment income, net of expenses	34	207	76	—	—	317
Investment gains and losses, net	437	592	(2)	—	—	1,027
Fee revenues	—	5	2	—	—	7
Other revenues	7	2	—	3	(8)	4
Total revenues	$478	$3,390	$209	$3	$(8)	$4,072

Benefits & expenses
Losses & contract holders' benefits	$—	$1,703	$172	$—		$1,875
Reinsurance recoveries	—	(50)	(29)	—	—	(79)
Underwriting, acquisition and insurance expenses	—	797	44	—	—	841
Interest expense	26	—	—	—	—	26
Other operating expenses	18	—	—	2	(8)	12
Total expenses	$44	$2,450	$187	$2	$(8)	$2,675

Income before income taxes	$434	$940	$22	$1	$—	$1,397

Provision for income taxes
Current operating income (loss)	$(90)	$(72)	$2	$—	$—	$(160)
Capital gains/losses	92	124	—	—	—	216
Deferred	87	129	2	—	—	218
Total provision for income taxes	$89	$181	$4	$—	$—	$274

Net income - current year	$345	$759	$18	$1	$—	$1,123

Net income - prior year	$16	$139	$30	$1	$—	$186
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Second-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,369	$—	$—	$—	$1,369
Life	—	—	86	—	—	86
Premiums ceded	—	(52)	(19)	—	—	(71)
Total earned premium	—	1,317	67	—	—	1,384
Investment income, net of expenses	18	104	38	—	—	160
Investment gains and losses, net	166	199	(1)	—	—	364
Fee revenues	—	2	1	—	—	3
Other revenues	4	1	—	1	(4)	2
Total revenues	$188	$1,623	$105	$1	$(4)	$1,913

Benefits & expenses
Losses & contract holders' benefits	$—	$891	$87	$—	$—	$978
Reinsurance recoveries	—	(28)	(14)	—	—	(42)
Underwriting, acquisition and insurance expenses	—	408	22	—	—	430
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	1	(4)	4
Total expenses	$20	$1,271	$95	$1	$(4)	$1,383

Income before income taxes	$168	$352	$10	$—	$—	$530

Provision for income taxes
Current operating income (loss)	$(34)	$(16)	$1	$—	$—	$(49)
Capital gains/losses	35	42	—	—	—	77
Deferred	33	40	1	—	—	74
Total provision for income taxes	$34	$66	$2	$—	$—	$102

Net income - current year	$134	$286	$8	$—	$—	$428

Net income - prior year	$53	$146	$17	$1	$—	$217
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5 million			$14	$—	$14	$8	$6	$15	$14	$21		$29		$43
Current accident year losses $1 million - $5 million			53	37	54	70	62	32	90	94		164		218
Large loss prior accident year reserve development			5	16	21	10	4	34	21	38		48		69
Total large losses incurred			$72	$53	$89	$88	$72	$81	$125	$153		$241		$330
Losses incurred but not reported			(14)	47	23	(10)	87	10	33	97		87		110
Other losses excluding catastrophe losses			547	493	451	482	433	520	1,039	953		1,435		1,886
Catastrophe losses			128	69	83	117	83	51	198	134		251		334
Total losses incurred			$733	$662	$646	$677	$675	$662	$1,395	$1,337		$2,014		$2,660
Commercial Lines
Current accident year losses greater than $5 million			$14	$—	$8	$8	$6	$15	$14	$21		$29		$37
Current accident year losses $1 million - $5 million			41	26	47	62	51	22	68	73		135		182
Large loss prior accident year reserve development			3	13	24	11	1	29	16	30		41		65
Total large losses incurred			$58	$39	$79	$81	$58	$66	$98	$124		$205		$284
Losses incurred but not reported			(7)	43	18	(23)	53	16	36	69		46		64
Other losses excluding catastrophe losses			320	286	266	284	247	325	605	572		856		1,122
Catastrophe losses			94	25	32	75	51	22	119	73		148		180
Total losses incurred			$465	$393	$395	$417	$409	$429	$858	$838		$1,255		$1,650
Personal Lines
Current accident year losses greater than $5 million			$—	$—	$6	$—	$—	$—	$—	$—		$—		$6
Current accident year losses $1 million - $5 million			10	10	4	7	11	10	19	21		28		32
Large loss prior accident year reserve development			1	2	(3)	(1)	3	5	3	8		7		4
Total large losses incurred			$11	$12	$7	$6	$14	$15	$22	$29		$35		$42
Losses incurred but not reported			(4)	4	(3)	11	31	(1)	—	30		41		38
Other losses excluding catastrophe losses			167	163	154	172	157	167	330	324		496		650
Catastrophe losses			34	45	27	33	33	29	79	62		95		122
Total losses incurred			$208	$224	$185	$222	$235	$210	$431	$445		$667		$852
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			2	1	3	1	—	—	3	—		1		4
Large loss prior accident year reserve development			1	1	—	—	—	—	2	—		—		—
Total large losses incurred			$3	$2	$3	$1	$—	$—	$5	$—		$1		$4
Losses incurred but not reported			(3)	—	8	2	3	(5)	(3)	(2)		—		8
Other losses excluding catastrophe losses			18	19	8	11	17	14	36	31		42		50
Catastrophe losses			—	—	—	1	—	1	1	1		2		2
Total losses incurred			$18	$21	$19	$15	$20	$10	$39	$30		$45		$64
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5 million			1.1%	—%	1.1%	0.7%	0.4%	1.3%	0.5%	0.8%		0.8%		0.9%
Current accident year losses $1 million - $5 million			4.0	2.9	4.3	5.7	5.1	2.7	3.5	3.9		4.5		4.4
Large loss prior accident year reserve development			0.4	1.2	1.7	0.7	0.3	2.8	0.8	1.6		1.3		1.4
Total large loss ratio			5.5%	4.1%	7.1%	7.1%	5.8%	6.8%	4.8%	6.3%		6.6%		6.7%
Losses incurred but not reported			(1.1)	3.7	1.8	(0.8)	7.1	0.8	1.3	4.0		2.4		2.2
Other losses excluding catastrophe losses			41.6	38.9	36.0	39.0	35.1	43.4	40.2	39.2		39.0		38.4
Catastrophe losses			9.7	5.5	6.6	9.5	6.8	4.2	7.7	5.5		6.9		6.8
Total loss ratio			55.7%	52.2%	51.5%	54.8%	54.8%	55.2%	54.0%	55.0%		54.9%		54.1%
Commercial Lines
Current accident year losses greater than $5 million			1.7%	—%	1.0%	1.1%	0.7%	1.9%	0.9%	1.3%		1.2%		1.2%
Current accident year losses $1 million - $5 million			5.0	3.3	5.6	7.7	6.2	2.9	4.1	4.6		5.6		5.6
Large loss prior accident year reserve development			0.4	1.6	3.0	1.3	0.2	3.6	1.0	1.8		1.7		2.0
Total large loss ratio			7.1%	4.9%	9.6%	10.1%	7.1%	8.4%	6.0%	7.7%		8.5%		8.8%
Losses incurred but not reported			(0.9)	5.4	2.2	(2.9)	6.5	2.1	2.2	4.3		1.9		2.0
Other losses excluding catastrophe losses			38.9	35.1	32.9	35.3	30.4	41.1	37.0	35.7		35.6		34.9
Catastrophe losses			11.4	3.1	3.9	9.3	6.3	2.8	7.3	4.6		6.2		5.6
Total loss ratio			56.5%	48.5%	48.6%	51.8%	50.3%	54.4%	52.5%	52.3%		52.2%		51.3%
Personal Lines
Current accident year losses greater than $5 million			—%	—%	1.6%	—%	—%	—%	—%	—%		—%		0.4%
Current accident year losses $1 million - $5 million			2.8	2.8	1.3	2.0	3.5	2.9	2.8	3.2		2.8		2.4
Large loss prior accident year reserve development			0.3	0.6	(0.7)	(0.3)	0.8	1.7	0.4	1.2		0.7		0.4
Total large loss ratio			3.1%	3.4%	2.2%	1.7%	4.3%	4.6%	3.2%	4.4%		3.5%		3.2%
Losses incurred but not reported			(1.1)	1.0	(0.9)	3.4	9.4	(0.4)	(0.1)	4.6		4.2		2.8
Other losses excluding catastrophe losses			48.0	47.4	45.1	50.5	47.3	51.6	47.8	49.4		49.7		48.7
Catastrophe losses			9.7	13.1	7.9	10.0	10.0	8.8	11.4	9.4		9.6		9.1
Total loss ratio			59.7%	64.9%	54.3%	65.6%	71.0%	64.6%	62.3%	67.8%		67.0%		63.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			3.0	1.6	5.0	1.9	—	—	2.4	—		0.7		1.8
Large loss prior accident year reserve development			1.5	1.2	(0.3)	0.4	(0.2)	(0.4)	1.3	(0.3)		(0.1)		(0.1)
Total large loss ratio			4.5%	2.8%	4.7%	2.3%	(0.2)%	(0.4)%	3.7%	(0.3)%		0.6%		1.7%
Losses incurred but not reported			(4.5)	0.8	13.5	4.3	4.5	(9.0)	(1.9)	(2.1)		0.1		3.6
Other losses excluding catastrophe losses			26.7	29.1	11.8	18.7	28.6	26.4	27.9	27.4		24.4		21.1
Catastrophe losses			0.5	0.2	0.7	0.5	1.0	1.8	0.3	1.4		1.1		1.0
Total loss ratio			27.2%	32.9%	30.7%	25.8%	33.9%	18.8%	30.0%	26.4%		26.2%		27.4%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year reported losses greater than $5 million			2	—	—	1	1	3	2	4		5		7
Current accident year reported losses $1 million - $5 million			31	19	33	37	36	22	50	59		95		125
Prior accident year reported losses on large losses			13	10	9	8	9	24	24	35		44		56
Non-Catastrophe reported losses on large losses total			46	29	42	46	46	49	76	98		144		188
Commercial Lines
Current accident year reported losses greater than $5 million			2	—	—	1	1	2	2	3		4		5
Current accident year reported losses $1 million - $5 million			23	12	25	33	30	15	35	46		77		100
Prior accident year reported losses on large losses			10	7	8	7	6	22	19	30		38		49
Non-Catastrophe reported losses on large losses total			35	19	33	41	37	39	56	79		119		154
Personal Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	1	—	1		1		2
Current accident year reported losses $1 million - $5 million			6	6	7	3	6	7	12	13		17		21
Prior accident year reported losses on large losses			1	2	1	1	3	2	3	5		6		7
Non-Catastrophe reported losses on large losses total			7	8	8	4	9	10	15	19		24		30
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			2	1	1	1	—	—	3	—		1		4
Prior accident year reported losses on large losses			2	1	—	—	—	—	2	—		—		—
Non-Catastrophe reported losses on large losses total			4	2	1	1	—	—	5	—		1		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Commercial casualty:
Written premiums			$296	$303	$251	$251	$291	$287	$599	$578		$829		$1,080
Year over year change %- written premium			2%	6%	1%	(2)%	4%	(3)%	4%	—%		(1)%		—%
Earned premiums			$277	$268	$270	$268	$272	$265	$545	$537		$805		$1,075
Current accident year before catastrophe losses			67.4%	66.7%	66.8%	64.5%	66.8%	67.9%	67.0%	67.3%		66.4%		66.5%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(9.3)	(11.5)	(6.1)	(8.0)	(5.2)	1.7	(10.3)	(1.8)		(3.9)		(4.4)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			58.1%	55.2%	60.7%	56.5%	61.6%	69.6%	56.7%	65.5%		62.5%		62.1%
Commercial property:
Written premiums			$247	$247	$223	$232	$240	$237	$494	$477		$709		$932
Year over year change %- written premium			3%	4%	3%	1%	3%	(1)%	3%	1%		1%		1%
Earned premiums			$234	$234	$232	$229	$231	$228	$468	$459		$688		$920
Current accident year before catastrophe losses			49.0%	51.5%	52.7%	40.7%	45.8%	58.6%	50.3%	52.2%		48.3%		49.4%
Current accident year catastrophe losses			43.5	13.8	16.8	36.1	22.1	12.8	28.6	17.4		23.7		22.0
Prior accident years before catastrophe losses			0.8	1.9	(2.0)	(1.0)	(1.9)	(6.4)	1.3	(4.1)		(3.1)		(2.8)
Prior accident years catastrophe losses			(3.6)	(2.6)	(2.5)	(2.9)	(1.2)	(2.6)	(3.0)	(1.9)		(2.2)		(2.3)
Total loss and loss expense ratio			89.7%	64.6%	65.0%	72.9%	64.8%	62.4%	77.2%	63.6%		66.7%		66.3%
Commercial auto:
Written premiums			$196	$188	$163	$160	$182	$177	$384	$359		$519		$682
Year over year change %- written premium			8%	6%	7%	2%	9%	2%	7%	5%		4%		5%
Earned premiums			$175	$170	$169	$168	$166	$161	$345	$327		$495		$664
Current accident year before catastrophe losses			70.5%	74.5%	71.3%	73.5%	75.8%	80.6%	72.5%	78.2%		76.6%		75.3%
Current accident year catastrophe losses			1.4	0.3	0.1	0.1	2.1	0.2	0.9	1.1		0.8		0.6
Prior accident years before catastrophe losses			1.0	(6.7)	4.4	1.8	3.3	(0.8)	(2.9)	1.3		1.5		2.2
Prior accident years catastrophe losses			—	—	—	—	(0.1)	(0.2)	—	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			72.9%	68.1%	75.8%	75.4%	81.1%	79.8%	70.5%	80.5%		78.8%		78.0%
Workers' compensation:
Written premiums			$75	$94	$67	$66	$83	$95	$169	$178		$244		$311
Year over year change %- written premium			(10)%	(1)%	(8)%	(12)%	5%	(4)%	(5)%	—%		(4)%		(5)%
Earned premiums			$74	$77	$79	$80	$85	$80	$151	$165		$245		$324
Current accident year before catastrophe losses			78.0%	78.8%	78.8%	74.6%	73.0%	73.1%	78.4%	73.1%		73.6%		74.9%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(35.9)	(20.1)	(23.7)	(10.8)	(20.7)	(16.1)	(27.9)	(18.5)		(16.0)		(17.9)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			42.1%	58.7%	55.1%	63.8%	52.3%	57.0%	50.5%	54.6%		57.6%		57.0%
Other commercial:
Written premiums			$65	$64	$57	$65	$60	$58	$129	$118		$183		$240
Year over year change %- written premium			10%	10%	4%	10%	11%	4%	10%	7%		8%		7%
Earned premiums			$63	$61	$61	$60	$58	$56	$124	$114		$174		$235
Current accident year before catastrophe losses			33.7%	38.0%	38.5%	33.2%	38.2%	37.8%	35.8%	38.0%		36.3%		37.0%
Current accident year catastrophe losses			0.3	0.4	0.2	0.3	1.7	0.3	0.3	1.0		0.8		0.6
Prior accident years before catastrophe losses			(1.9)	(4.1)	(9.1)	(2.7)	(14.8)	(6.8)	(3.0)	(10.9)		(8.1)		(8.4)
Prior accident years catastrophe losses			—	0.2	1.0	(0.1)	0.3	(0.3)	0.1	—		—		0.2
Total loss and loss expense ratio			32.1%	34.5%	30.6%	30.7%	25.4%	31.0%	33.2%	28.1%		29.0%		29.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Personal auto:
Written premiums			$173	$140	$141	$169	$172	$140	$313	$312		$481		$622
Year over year change %- written premium			—%	—%	—%	2%	4%	6%	—%	5%		4%		3%
Earned premiums			$155	$155	$155	$155	$153	$151	$310	$304		$459		$614
Current accident year before catastrophe losses			73.8%	76.2%	72.6%	77.9%	78.7%	81.2%	75.0%	80.0%		79.2%		77.6%
Current accident year catastrophe losses			1.8	0.5	0.4	1.1	1.3	0.8	1.1	1.0		1.1		0.9
Prior accident years before catastrophe losses			(9.4)	(3.3)	(0.6)	(2.1)	(1.5)	(4.3)	(6.3)	(2.9)		(2.6)		(2.1)
Prior accident years catastrophe losses			(0.2)	—	—	—	(0.1)	(0.1)	(0.1)	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			66.0%	73.4%	72.4%	76.9%	78.4%	77.6%	69.7%	78.0%		77.6%		76.3%
Homeowner:
Written premiums			$176	$130	$141	$162	$164	$121	$306	$285		$447		$588
Year over year change %- written premium			8%	7%	7%	8%	9%	10%	8%	10%		9%		8%
Earned premiums			$149	$147	$146	$142	$139	$136	$296	$275		$417		$563
Current accident year before catastrophe losses			53.1%	51.9%	42.6%	49.8%	57.7%	55.8%	52.5%	56.7%		54.4%		51.3%
Current accident year catastrophe losses			22.6	23.2	17.0	19.2	20.6	19.6	22.9	20.1		19.8		19.1
Prior accident years before catastrophe losses			4.5	2.0	—	3.6	8.1	2.4	3.3	5.3		4.7		3.5
Prior accident years catastrophe losses			(2.2)	5.7	0.5	1.0	1.6	0.1	1.7	0.9		0.9		0.8
Total loss and loss expense ratio			78.0%	82.8%	60.1%	73.6%	88.0%	77.9%	80.4%	83.0%		79.8%		74.7%
Other personal:
Written premiums			$53	$39	$41	$46	$45	$36	$92	$81		$127		$168
Year over year change %- written premium			15%	10%	14%	15%	7%	16%	13%	11%		12%		13%
Earned premiums			$44	$42	$41	$41	$39	$38	$86	$77		$118		$159
Current accident year before catastrophe losses			51.5%	33.6%	42.7%	60.6%	50.1%	28.9%	42.7%	39.6%		46.9%		45.8%
Current accident year catastrophe losses			4.7	5.6	4.7	9.7	3.0	4.0	5.1	3.6		5.7		5.4
Prior accident years before catastrophe losses			(7.7)	(6.1)	(6.9)	(8.7)	13.9	7.2	(6.9)	10.6		3.9		1.1
Prior accident years catastrophe losses			0.4	0.1	0.1	0.1	0.2	(0.5)	0.2	(0.2)		(0.1)		—
Total loss and loss expense ratio			48.9%	33.2%	40.6%	61.7%	67.2%	39.6%	41.1%	53.6%		56.4%		52.3%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Excess & Surplus:
Written premiums			$78	$71	$65	$59	$64	$61	$149	$125		$184		$249
Year over year change %- written premium			22%	16%	20%	16%	5%	15%	19%	10%		12%		14%
Earned premiums			$67	$63	$61	$60	$57	$56	$130	$113		$173		$234
Current accident year before catastrophe losses			50.8%	55.5%	50.9%	53.3%	56.9%	54.6%	53.1%	55.8%		54.9%		53.9%
Current accident year catastrophe losses			0.7	0.3	0.8	0.9	1.0	1.8	0.5	1.4		1.2		1.1
Prior accident years before catastrophe losses			(6.2)	(4.2)	(4.9)	(11.3)	(9.6)	(17.2)	(5.2)	(13.3)		(12.6)		(10.6)
Prior accident years catastrophe losses			(0.2)	(0.1)	—	(0.3)	0.2	0.1	(0.1)	0.1		—		—
Total loss and loss expense ratio			45.1%	51.5%	46.8%	42.6%	48.5%	39.3%	48.3%	44.0%		43.5%		44.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2019
Commercial casualty	$250	$93	$343	$(70)	$29	$1	$(40)	$180	$29	$94	$303
Commercial property	283	28	311	25	44	2	71	308	44	30	382
Commercial auto	198	36	234	(12)	23	(2)	9	186	23	34	243
Workers' compensation	78	15	93	9	(22)	—	(13)	87	(22)	15	80
Other commercial	33	7	40	9	(1)	(6)	2	42	(1)	1	42
Total commercial lines	842	179	1,021	(39)	73	(5)	29	803	73	174	1,050

Personal auto	187	35	222	(12)	6	3	(3)	175	6	38	219
Homeowners	223	20	243	6	12	(2)	16	229	12	18	259
Other personal	35	3	38	1	(4)	—	(3)	36	(4)	3	35
Total personal lines	445	58	503	(5)	14	1	10	440	14	59	513

Excess & surplus lines	30	15	45	15	(2)	8	21	45	(2)	23	66
Other	98	3	101	(12)	(15)	—	(27)	86	(15)	3	74
Total property casualty	$1,415	$255	$1,670	$(41)	$70	$4	$33	$1,374	$70	$259	$1,703

Ceded loss and loss expense incurred for the six months ended June 30, 2019
Commercial casualty	$10	$—	$10	$(16)	$—	$—	$(16)	$(6)	$—	$—	$(6)
Commercial property	(1)	—	(1)	2	21	—	23	1	21	—	22
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	4	—	4	(1)	—	—	(1)	3	—	—	3
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	13	—	13	(15)	21	—	6	(2)	21	—	19

Personal auto	3	—	3	(2)	1	—	(1)	1	1	—	2
Homeowners	15	—	15	—	6	—	6	15	6	—	21
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	18	—	18	(2)	7	—	5	16	7	—	23

Excess & surplus lines	3	—	3	1	—	—	1	4	—	—	4
Other	13	1	14	(5)	(5)	—	(10)	8	(5)	1	4
Total property casualty	$47	$1	$48	$(21)	$23	$—	$2	$26	$23	$1	$50

Net loss and loss expense incurred for the six months ended June 30, 2019
Commercial casualty	$240	$93	$333	$(54)	$29	$1	$(24)	$186	$29	$94	$309
Commercial property	284	28	312	23	23	2	48	307	23	30	360
Commercial auto	198	36	234	(12)	23	(2)	9	186	23	34	243
Workers' compensation	74	15	89	10	(22)	—	(12)	84	(22)	15	77
Other commercial	33	7	40	9	(1)	(6)	2	42	(1)	1	42
Total commercial lines	829	179	1,008	(24)	52	(5)	23	805	52	174	1,031

Personal auto	184	35	219	(10)	5	3	(2)	174	5	38	217
Homeowners	208	20	228	6	6	(2)	10	214	6	18	238
Other personal	35	3	38	1	(4)	—	(3)	36	(4)	3	35
Total personal lines	427	58	485	(3)	7	1	5	424	7	59	490

Excess & surplus lines	27	15	42	14	(2)	8	20	41	(2)	23	62
Other	85	2	87	(7)	(10)	—	(17)	78	(10)	2	70
Total property casualty	$1,368	$254	$1,622	$(20)	$47	$4	$31	$1,348	$47	$258	$1,653

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2019
Commercial casualty	$100	$45	$145	$(7)	$16	$(2)	$7	$93	$16	$43	$152
Commercial property	144	14	158	47	23	2	72	191	23	16	230
Commercial auto	96	17	113	(2)	12	4	14	94	12	21	127
Workers' compensation	40	7	47	8	(21)	(1)	(14)	48	(21)	6	33
Other commercial	16	4	20	7	(1)	(5)	1	23	(1)	(1)	21
Total commercial lines	396	87	483	53	29	(2)	80	449	29	85	563

Personal auto	89	16	105	—	(3)	2	(1)	89	(3)	18	104
Homeowners	118	10	128	(5)	(3)	3	(5)	113	(3)	13	123
Other personal	19	1	20	(2)	3	—	1	17	3	1	21
Total personal lines	226	27	253	(7)	(3)	5	(5)	219	(3)	32	248

Excess & surplus lines	10	7	17	15	(3)	4	16	25	(3)	11	33
Other	67	2	69	(20)	(2)	—	(22)	47	(2)	2	47
Total property casualty	$699	$123	$822	$41	$21	$7	$69	$740	$21	$130	$891

Ceded loss and loss expense incurred for the three months ended June 30, 2019
Commercial casualty	$—	$—	$—	$(9)	$—	$—	$(9)	$(9)	$—	$—	$(9)
Commercial property	1	—	1	—	21	—	21	1	21	—	22
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	(2)	—	—	(2)	—	—	—	—
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	3	—	3	(11)	21	—	10	(8)	21	—	13

Personal auto	—	—	—	—	1	—	1	—	1	—	1
Homeowners	7	—	7	(8)	8	—	—	(1)	8	—	7
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	7	—	7	(8)	9	—	1	(1)	9	—	8

Excess & surplus lines	1	—	1	3	—	—	3	4	—	—	4
Other	12	1	13	(4)	(6)	—	(10)	8	(6)	1	3
Total property casualty	$23	$1	$24	$(20)	$24	$—	$4	$3	$24	$1	$28

Net loss and loss expense incurred for the three months ended June 30, 2019
Commercial casualty	$100	$45	$145	$2	$16	$(2)	$16	$102	$16	$43	$161
Commercial property	143	14	157	47	2	2	51	190	2	16	208
Commercial auto	96	17	113	(2)	12	4	14	94	12	21	127
Workers' compensation	38	7	45	10	(21)	(1)	(12)	48	(21)	6	33
Other commercial	16	4	20	7	(1)	(5)	1	23	(1)	(1)	21
Total commercial lines	393	87	480	64	8	(2)	70	457	8	85	550

Personal auto	89	16	105	—	(4)	2	(2)	89	(4)	18	103
Homeowners	111	10	121	3	(11)	3	(5)	114	(11)	13	116
Other personal	19	1	20	(2)	3	—	1	17	3	1	21
Total personal lines	219	27	246	1	(12)	5	(6)	220	(12)	32	240

Excess & surplus lines	9	7	16	12	(3)	4	13	21	(3)	11	29
Other	55	1	56	(16)	4	—	(12)	39	4	1	44
Total property casualty	$676	$122	$798	$61	$(3)	$7	$65	$737	$(3)	$129	$863

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums			$1,186	$1,130	$1,037	$1,088	$1,150	$1,083	$2,316	$2,233		$3,321		$4,358
Agency new business written premiums			212	181	158	154	181	159	393	340		494		652
Other written premiums			78	70	(18)	4	18	16	148	34		38		20
Net written premiums			$1,476	$1,381	$1,177	$1,246	$1,349	$1,258	$2,857	$2,607		$3,853		$5,030
Unearned premium change			(159)	(114)	76	(9)	(119)	(58)	(273)	(177)		(186)		(110)
Earned premiums			$1,317	$1,267	$1,253	$1,237	$1,230	$1,200	$2,584	$2,430		$3,667		$4,920
Year over year change %
Agency renewal written premiums			3%	4%	5%	2%	6%	2%	4%	4%		3%		4%
Agency new business written premiums			17	14	5	(2)	10	4	16	7		4		4
Other written premiums			333	338	(125)	131	13	(24)	335	(8)		58		25
Net written premiums			9	10	4	3	6	2	10	4		4		4
Paid losses and loss expenses
Losses paid			$677	$692	$606	$585	$586	$579	$1,369	$1,165		$1,750		$2,356
Loss expenses paid			121	132	127	120	109	135	253	244		364		491
Loss and loss expenses paid			$798	$824	$733	$705	$695	$714	$1,622	$1,409		$2,114		$2,847
Incurred losses and loss expenses
Loss and loss expense incurred			$863	$790	$798	$813	$821	$791	$1,653	$1,612		$2,425		$3,223
Loss and loss expenses paid as a % of incurred			92.5%	104.3%	91.9%	86.7%	84.7%	90.3%	98.1%	87.4%		87.2%		88.3%
Statutory combined ratio
Loss ratio			55.7%	52.5%	51.5%	54.8%	54.9%	55.2%	54.1%	55.0%		54.9%		54.1%
Loss adjustment expense ratio			9.9	10.1	12.2	10.9	11.8	10.8	10.1	11.3		11.2		11.4
Net underwriting expense ratio			29.3	28.9	31.8	31.0	29.1	30.4	29.1	29.8		30.2		30.5
US Statutory combined ratio			94.9%	91.5%	95.5%	96.7%	95.8%	96.4%	93.3%	96.1%		96.3%		96.0%
Contribution from catastrophe losses			10.0	5.8	7.0	9.7	7.1	4.4	7.9	5.8		7.1		7.1
Statutory combined ratio excl. catastrophe losses			84.9%	85.7%	88.5%	87.0%	88.7%	92.0%	85.4%	90.3%		89.2%		88.9%
GAAP combined ratio
GAAP combined ratio			96.5%	93.0%	93.9%	96.8%	97.2%	97.9%	94.8%	97.5%		97.3%		96.4%
Contribution from catastrophe losses			10.0	5.8	7.0	9.7	7.1	4.4	7.9	5.8		7.1		7.1
GAAP combined ratio excl. catastrophe losses			86.5%	87.2%	86.9%	87.1%	90.1%	93.5%	86.9%	91.7%		90.2%		89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Second-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums			$767	$799	$694	$702	$758	$771	$1,566	$1,529		$2,231		$2,925
Agency new business written premiums			137	120	101	94	118	104	257	222		316		417
Other written premiums			(25)	(23)	(34)	(22)	(20)	(21)	(48)	(41)		(63)		(97)
Net written premiums			$879	$896	$761	$774	$856	$854	$1,775	$1,710		$2,484		$3,245
Unearned premium change			(56)	(86)	50	31	(44)	(64)	(142)	(108)		(77)		(27)
Earned premiums			$823	$810	$811	$805	$812	$790	$1,633	$1,602		$2,407		$3,218
Year over year change %
Agency renewal written premiums			1%	4%	3%	(1)%	4%	—%	2%	2%		1%		2%
Agency new business written premiums			16	15	5	(5)	19	1	16	10		5		5
Other written premiums			(25)	(10)	(55)	21	(33)	(110)	(17)	(64)		(19)		(29)
Net written premiums			3	5	2	(1)	5	(1)	4	2		1		1
Paid losses and loss expenses
Losses paid			$394	$436	$377	$370	$350	$371	$830	$722		$1,092		$1,469
Loss expenses paid			85	92	90	84	77	96	178	173		257		347
Loss and loss expenses paid			$479	$528	$467	$454	$427	$467	$1,008	$895		$1,349		$1,816
Incurred losses and loss expenses
Loss and loss expense incurred			$550	$481	$505	$515	$510	$519	$1,031	$1,029		$1,544		$2,049
Loss and loss expenses paid as a % of incurred			87.1%	109.8%	92.5%	88.2%	83.7%	90.0%	97.8%	87.0%		87.4%		88.6%
Statutory combined ratio
Loss ratio			56.5%	48.5%	48.6%	51.8%	50.3%	54.4%	52.5%	52.3%		52.1%		51.3%
Loss adjustment expense ratio			10.3	10.9	13.7	12.1	12.6	11.2	10.6	11.9		12.0		12.4
Net underwriting expense ratio			30.2	28.9	32.7	32.8	30.0	30.5	29.6	30.3		31.1		31.4
Statutory combined ratio			97.0%	88.3%	95.0%	96.7%	92.9%	96.1%	92.7%	94.5%		95.2%		95.1%
Contribution from catastrophe losses			11.7	3.3	4.2	9.5	6.5	2.9	7.5	4.7		6.3		5.8
Statutory combined ratio excl. catastrophe losses			85.3%	85.0%	90.8%	87.2%	86.4%	93.2%	85.2%	89.8%		88.9%		89.3%
GAAP combined ratio
GAAP combined ratio			98.6%	90.8%	93.4%	95.9%	94.2%	98.3%	94.7%	96.2%		96.1%		95.4%
Contribution from catastrophe losses			11.7	3.3	4.2	9.5	6.5	2.9	7.5	4.7		6.3		5.8
GAAP combined ratio excl. catastrophe losses			86.9%	87.5%	89.2%	86.4%	87.7%	95.4%	87.2%	91.5%		89.8%		89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums			$365	$282	$293	$342	$342	$264	$647	$606		$948		$1,241
Agency new business written premiums			47	35	38	42	46	39	82	85		127		165
Other written premiums			(10)	(8)	(8)	(7)	(7)	(6)	(18)	(13)		(20)		(28)
Net written premiums			$402	$309	$323	$377	$381	$297	$711	$678		$1,055		$1,378
Unearned premium change			(54)	35	19	(39)	(50)	28	(19)	(22)		(61)		(42)
Earned premiums			$348	$344	$342	$338	$331	$325	$692	$656		$994		$1,336
Year over year change %
Agency renewal written premiums			7%	7%	7%	8%	8%	8%	7%	8%		8%		7%
Agency new business written premiums			2	(10)	(3)	(2)	2	15	(4)	8		4		2
Other written premiums			(43)	(33)	(60)	(17)	(17)	—	(38)	(8)		(11)		(22)
Net written premiums			6	4	5	6	7	9	5	8		7		6
Paid losses and loss expenses
Losses paid			$217	$209	$207	$199	$210	$187	$426	$396		$595		$802
Loss expenses paid			27	31	28	28	25	32	58	56		84		112
Loss and loss expenses paid			$244	$240	$235	$227	$235	$219	$484	$452		$679		$914
Incurred losses and loss expenses
Loss and loss expense incurred			$240	$250	$216	$249	$269	$238	$490	$507		$756		$972
Loss and loss expenses paid as a % of incurred			101.7%	96.0%	108.8%	91.2%	87.4%	92.0%	98.8%	89.2%		89.8%		94.0%
Statutory combined ratio
Loss ratio			59.7%	64.9%	54.3%	65.6%	71.0%	64.5%	62.3%	67.7%		67.0%		63.8%
Loss adjustment expense ratio			9.2	7.6	9.0	8.1	10.1	8.8	8.4	9.5		9.0		9.0
Net underwriting expense ratio			27.3	30.7	29.8	26.9	26.6	31.3	28.8	28.7		28.0		28.4
Statutory combined ratio			96.2%	103.2%	93.1%	100.6%	107.7%	104.6%	99.5%	105.9%		104.0%		101.2%
Contribution from catastrophe losses			10.0	13.3	8.2	10.2	10.2	8.9	11.6	9.6		9.8		9.4
Statutory combined ratio excl. catastrophe losses			86.2%	89.9%	84.9%	90.4%	97.5%	95.7%	87.9%	96.3%		94.2%		91.8%
GAAP combined ratio
GAAP combined ratio			98.9%	101.3%	91.7%	103.0%	110.1%	103.2%	100.1%	106.7%		105.4%		101.9%
Contribution from catastrophe losses			10.0	13.3	8.2	10.2	10.2	8.9	11.6	9.6		9.8		9.4
GAAP combined ratio excl. catastrophe losses			88.9%	88.0%	83.5%	92.8%	99.9%	94.3%	88.5%	97.1%		95.6%		92.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums			$54	$49	$50	$44	$50	$48	$103	$98		$142		$192
Agency new business written premiums			28	26	19	18	17	16	54	33		51		70
Other written premiums			(4)	(4)	(4)	(3)	(3)	(3)	(8)	(6)		(9)		(13)
Net written premiums			$78	$71	$65	$59	$64	$61	$149	$125		$184		$249
Unearned premium change			(11)	(8)	(4)	1	(7)	(5)	(19)	(12)		(11)		(15)
Earned premiums			$67	$63	$61	$60	$57	$56	$130	$113		$173		$234
Year over year change %
Agency renewal written premiums			8%	2%	25%	13%	16%	20%	5%	18%		16%		19%
Agency new business written premiums			65	63	19	20	(19)	—	64	(11)		(2)		3
Other written premiums			(33)	(33)	(100)	—	—	—	(33)	—		—		(18)
Net written premiums			22	16	20	16	5	15	19	10		12		14
Paid losses and loss expenses
Losses paid			$10	$18	$13	$10	$14	$9	$28	$23		$33		$46
Loss expenses paid			7	8	8	7	6	7	15	13		20		28
Loss and loss expenses paid			$17	$26	$21	$17	$20	$16	$43	$36		$53		$74
Incurred losses and loss expenses
Loss and loss expense incurred			$29	$33	$29	$25	$29	$21	$62	$50		$75		$104
Loss and loss expenses paid as a % of incurred			53.5%	78.8%	72.4%	68.0%	69.0%	76.2%	68.8%	72.0%		70.7%		71.2%
Statutory combined ratio
Loss ratio			27.2%	32.9%	30.7%	25.8%	33.9%	18.8%	30.0%	26.5%		26.2%		27.4%
Loss adjustment expense ratio			17.9	18.6	16.1	16.8	14.6	20.5	18.3	17.5		17.3		17.0
Net underwriting expense ratio			28.5	28.5	29.3	30.5	28.7	28.0	28.4	28.3		29.0		29.1
Statutory combined ratio			73.6%	80.0%	76.1%	73.1%	77.2%	67.3%	76.7%	72.3%		72.5%		73.5%
Contribution from catastrophe losses			0.5	0.2	0.8	0.6	1.2	1.9	0.4	1.5		1.2		1.1
Statutory combined ratio excl. catastrophe losses			73.1%	79.8%	75.3%	72.5%	76.0%	65.4%	76.3%	70.8%		71.3%		72.4%
GAAP combined ratio
GAAP combined ratio			76.1%	83.5%	75.4%	72.0%	77.6%	68.8%	79.7%	73.3%		72.8%		73.5%
Contribution from catastrophe losses			0.5	0.2	0.8	0.6	1.2	1.9	0.4	1.5		1.2		1.1
GAAP combined ratio excl. catastrophe losses			75.6%	83.3%	74.6%	71.4%	76.4%	66.9%	79.3%	71.8%		71.6%		72.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2019 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2019	2018	Change	% Change	2019	2018	Change	% Change
Underwriting income
Net premiums written	$1,431	$1,349	$82	6	$2,792	$2,607	$185	7
Unearned premium change	147	119	28	24	251	177	74	42
Earned premiums	$1,284	$1,230	$54	4	$2,541	$2,430	$111	5

Losses incurred	$716	$675	$41	6	$1,376	$1,337	$39	3
Defense and cost containment expenses incurred	60	76	(16)	(21)	132	158	(26)	(16)
Adjusting and other expenses incurred	70	70	—	—	125	117	8	7
Other underwriting expenses incurred	416	390	26	7	806	769	37	5
Workers compensation dividend incurred	3	2	1	50	6	6	—	—
Total underwriting deductions	$1,265	$1,213	$52	4	$2,445	$2,387	$58	2

Net underwriting profit	$19	$17	$2	12	$96	$43	$53	123

Investment income
Gross investment income earned	$102	$101	$1	1	$204	$201	$3	1
Net investment income earned	101	100	1	1	201	198	3	2
Net realized capital gains and losses, net	2	4	(2)	(50)	5	37	(32)	(86)
Net investment gains (net of tax)	$103	$104	$(1)	(1)	$206	$235	$(29)	(12)

Other income	$2	$1	$1	100	$4	$4	$—	—

Net income before federal income taxes	$124	$122	$2	2	$306	$282	$24	9
Federal and foreign income taxes incurred	24	26	(2)	(8)	48	47	1	2
Net income (statutory)	$100	$96	$4	4	$258	$235	$23	10

Policyholders' surplus - statutory	$5,325	$5,030	$295	6	$5,325	$5,030	$295	6

Fixed maturities at amortized cost - statutory	$7,291	$7,111	$180	3	$7,291	$7,111	$180	3

CINF Second-Quarter 2019 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2019	2018	Change	% Change	2019	2018	Change	% Change
Net premiums written	$83	$77	$6	8	$155	$145	$10	7
Net investment income	40	40	—	—	79	79	—	—
Amortization of interest maintenance reserve	—	—	—	nm	1	1	—	—
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)	2	3	(1)	(33)
Income from fees associated with separate accounts	1	1	—	—	2	2	—	—
Total revenues	$125	$120	$5	4	$239	$230	$9	4

Death benefits and matured endowments	$38	$22	$16	73	$71	$49	$22	45
Annuity benefits	25	22	3	14	49	49	—	—
Disability benefits and benefits under accident and health contracts	—	—	—	nm	1	1	—	—
Surrender benefits and group conversions	5	6	(1)	(17)	10	12	(2)	(17)
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)	4	5	(1)	(20)
Increase in aggregate reserves for life and accident and health contracts	28	36	(8)	(22)	52	58	(6)	(10)
Total benefit expenses	$98	$89	$9	10	$187	$174	$13	7

Commissions	$13	$13	$—	—	$26	$24	$2	8
General insurance expenses and taxes	14	11	3	27	27	24	3	13
Increase in loading on deferred and uncollected premiums	(2)	(1)	(1)	(100)	(2)	2	(4)	nm
Net transfers from separate accounts	(2)	—	(2)	nm	(3)	—	(3)	nm
Total underwriting expenses	$23	$23	$—	—	$48	$50	$(2)	(4)

Federal and foreign income tax benefit	2	3	(1)	(33)	3	1	2	200

Net gain from operations before capital gains and losses	$2	$5	$(3)	(60)	$1	$5	$(4)	(80)

Gains and losses net of capital gains tax, net	1	—	1	nm	1	—	1	nm

Net income (statutory)	$3	$5	$(2)	(40)	$2	$5	$(3)	(60)

Policyholders' surplus - statutory	$188	$199	(11)	(6)	$188	$199	$(11)	(6)

Fixed maturities at amortized cost - statutory	3,351	3,334	17	1	3,351	3,334	17	1
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2019 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Insurance:
Written premiums			$117	$105	$28	$36	$48	$46	$222	$94		$130		$158
Year over year change %- written premium			144%	128%	33%	50%	20%	15%	136%	18%		25%		26%
Earned premiums			79	$50	$39	$34	$30	$29	$129	$59		$93		$132
Current accident year before catastrophe losses			61.3%	64.8%	47.4%	42.5%	50.0%	53.4%	62.7%	51.6%		48.3%		48.0%
Current accident year catastrophe losses			4.0	—	63.9	23.7	—	—	2.5	—		8.8		24.9
Prior accident years before catastrophe losses			(5.7)	(13.0)	13.2	2.3	(5.8)	(9.3)	(8.6)	(7.5)		(3.9)		1.1
Prior accident years catastrophe losses			(4.1)	0.7	(0.6)	0.8	(0.1)	(0.3)	(2.3)	(0.2)		0.2		—
Total loss and loss expense ratio			55.5%	52.5%	123.9%	69.3%	44.1%	43.8%	54.3%	43.9%		53.4%		74.0%

Noninsurance operations:
Interest and fees on loans and leases			$1	$2	$—	$2	$1	$1	$3	$2		$4		$4
Other revenues			1	—	1	—	—	—	1	—		—		1
Interest expense			13	13	13	14	13	13	26	26		40		53
Operating expenses			4	8	6	3	3	4	12	7		10		16
Total noninsurance operations loss			$(15)	$(19)	$(18)	$(15)	$(15)	$(16)	(34)	$(31)		$(46)		$(64)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Insurance data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Second-Quarter 2019 Supplemental Financial Data